SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 31, 2002

THE KUSHNER-LOCKE COMPANY

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	0-17295 (Commission File Number)	95-4079057 (IRS Employer Identification No.)

8671 Wilshire Blvd., Suite 714 Beverly Hills, California (Address of Principal Executive Offices)	90211 (Zip Code)

(310) 659-1508
(Registrant’s telephone number, including area code)

Item 4. Changes in Registrant’s Certifying Accountant.
Item 5. Other Events.
SIGNATURE

Item 4. Changes in Registrant’s Certifying Accountant.

     On May 16, 2002, The Kushner-Locke Company (the “Registrant”) selected Clumeck, Stern, Phillips & Schenkelberg (“CSPS”) to audit its consolidated financial statements. The decision to engage CSPS was approved by the Audit Committee of the Board of Directors.

     During the two most recent fiscal years and through May 16, 2002, the Registrant (or anyone on the Registrant’s behalf) did not consult CSPS in connection with the Registrant’s financial statements regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements or any matter that was the subject of any reportable event.

Item 5. Other Events.

     The Registrant’s principal executive offices have been relocated to 8671 Wilshire Blvd., Suite 714, Beverly Hills, California 90211. The Registrant’s telephone number is (310) 659-1508 and its facsimile number is (310) 659-2314.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 31, 2002	THE KUSHNER-LOCKE COMPANY

	By:	/s/ ALICE P. NEUHAUSER

Alice P. Neuhauser Responsible Officer